AST BOND PORTFOLIO 2026
SCHEDULE OF INVESTMENTS	as of September 30, 2023 (unaudited)
	Shares	Value
Long-Term Investment — 92.2%
Affiliated Mutual Fund
Fixed Income
AST Target Maturity Central Portfolio* (cost $22,518,357)	2,295,074	$21,734,351
Short-Term Investment — 6.2%
Affiliated Mutual Fund
PGIM Core Ultra Short Bond Fund (cost $1,454,900)	1,454,900	1,454,900

TOTAL INVESTMENTS—98.4% (cost $23,973,257)(wa)		23,189,251

Other assets in excess of liabilities(z) — 1.6%		374,428

Net Assets — 100.0%		$23,563,679

Below is a list of the abbreviation(s) used in the quarterly schedule of portfolio holdings:
CME	Chicago Mercantile Exchange
SOFR	Secured Overnight Financing Rate

*	Non-income producing security.
(wa)	Represents investments in Funds affiliated with the Manager.
(z)	Includes net unrealized appreciation/(depreciation) and/or market value of the below holdings which are excluded from the Schedule of Investments:
Futures contracts outstanding at September 30, 2023:
Number of Contracts	Type	Expiration Date	Current Notional Amount	Value / Unrealized Appreciation (Depreciation)
Long Positions:
10	3 Month CME SOFR	Dec. 2023	$2,365,750	$982
99	3 Year U.S. Treasury Notes	Dec. 2023	20,422,617	(76,677)
				(75,695)
Short Positions:
32	2 Year U.S. Treasury Notes	Dec. 2023	6,486,750	14,888
9	5 Year U.S. Treasury Notes	Dec. 2023	948,234	9,434
14	10 Year U.S. Treasury Notes	Dec. 2023	1,512,875	28,606
27	10 Year U.S. Ultra Treasury Notes	Dec. 2023	3,012,188	88,491
25	20 Year U.S. Treasury Bonds	Dec. 2023	2,844,531	146,579
15	30 Year U.S. Ultra Treasury Bonds	Dec. 2023	1,780,313	137,789
				425,787
				$350,092
Other information regarding the Portfolio is available in the Portfolio’s most recent Report to Shareholders. This information is available on the Securities and Exchange Commission’s website (www.sec.gov).
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